UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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ARCONIC INC.

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Arconic Inc. posted the following information on its web site at www.arconic.com/global/en/investors/annual-meeting.asp:

Arconic Who We Are What We Do Join Us Investors News Contact | Message to Shareholders Proxy Nominees Vote Get the Facts Hear from Others Contact Keep Arconic Strong. Protect Your Investment. Keep Arconic Strong. Protect Your Investment. VOTE TODAY! Even if you’ve already voted, VOTE AGAIN on the new WHITE proxy card which includes our two new nominees. Click here for more info. At Arconic’s Annual Meeting, you will have the opportunity to make an important decision to protect the future value of your investment. You will be asked to elect the directors you believe are most qualified to oversee Arconic. Your Board—which serves the interests of all shareholders—believes that Arconic has the right strategy and the right team to drive future value. Vote for Arconic’s director nominees and governance proposals on the WHITE proxy card. Annual Meeting: Thursday, May 25, 2017 at 9:00AM EDT The Performing Arts Center–Purchase College, SUNY-Purchase, NY Vote the White Card Proxy Statement Arconic Nominees Get The Facts Hear From Others

Latest Update: Arconic’s Board Urges Shareholders to Choose Strong Arconic Governance over Questionable Elliott Tactics May 4, 2017 VIEW UPDATE New Presentation for Arconic Investors New Presentation for Arconic Investors May 4, 2017 VIEW PRESENTATION To Our Customers, We are Mission Critical Tom Enders, CEO, Airbus Group Dennis Muilenburg, Chairman, President & CEO, The Boeing Company Greg J. Hayes, Chairman, President & CEO of United Technologies Corp.David Joyce, GE Vice Chair and GE Aviation President & CEO “Elliott has shown no long-term commitment to ownership in Arconic. It is simply seeking to engineer a short-term price increase at the long-term expense of the company, its other shareholders and its employees.” The United Steelworkers (USW), May 3, 2017 Arconic Partner Airbus

@Arconic     CONTACT INFORMATION Permission to use some quotations neither sought nor obtained. Forward–Looking Statements This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market. Non-GAAP Financial Measures Some of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume. Important Additional Information Arconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com. Who We Are Engineered Products and Solutions Global Rolled Products Transportation and Construction Solutions Leadership Innovation How We Work What We Do Aerospace Automotive Building and Construction Commercial Transportation Industrial Solutions Energy Defense and Space Product Catalog Investors Stock Information Dividend History Events and Presentations Earnings Financial Releases Corporate Governance SEC Filings Shareholder Services Contact Investor Relations Join Us News Contact Privacy Legal Notices Integrity Line Sitemap Copyright © 2017 Arconic

Arconic Who We Are What We Do Join Us Investors News Contact | Message to Shareholders Proxy Nominees Vote Get the Facts Hear from Others Contact 2017 Annual Meeting Vote VOTE TODAY! A New White Proxy Card Has Been Issued Even if you’ve already voted, VOTE AGAIN on the NEW WHITE PROXY CARD which includes our two new nominees. Our New Director Slate: J. Albaugh, A. Alving, D. Hess, U. Schmidt, and J. Wolfenbarger | Learn More Mailbox Voting your shares is quick and easy. All Arconic shareholders will receive proxy cards. Each common share owned equals one vote. If your shares are in multiple accounts, you’ll receive multiple proxies. Vote your shares for each and every account that you own. Every mailing from Arconic and the activist investor Elliott will likely include proxy cards. Just be sure that you have voted the WHITE proxy card for each account that you own. Envelope

Vote Your Shares VOTE WHITE PROXY CARD VOTE THE WHITE PROXY CARD Arconic has issued a new WHITE proxy card with the nominees announced May 4—former Boeing Executive James F. Albaugh and retired Four-Star General Janet C. Wolfenbarger—joining Amy E. Alving, David P. Hess, and Ulrich R. Schmidt. Together, Arconic’s director nominees have decades of combined aerospace and defense experience. Even if you previously voted on the WHITE proxy card, please VOTE AGAIN on the new WHITE proxy card sent to shareholders. If you don’t vote a new card, your latest vote on the WHITE card will be valid for the nominees who remain on our slate and other proposals, but not for the new nominees. DISCARD BLUE CARD DISCARD THE BLUE CARD to reject Elliott, an activist hedge fund demanding undue influence over Arconic. We recommend you do not return the blue proxy card for any reason, even as a protest. Best way to vote? Best way to vote? Follow the phone or web instructions on your proxy card(s). It’s the most secure way to ensure your vote is received.

VOTE

Remember: Only Your Latest-Dated Vote Counts

If you vote using the Blue proxy card or voting instruction form (even if you mark “withhold” on Elliott’s nominees), it will cancel any vote you previously executed for that account using a WHITE proxy card or voting instruction form. Arconic needs your votes FOR the Arconic nominees on the New WHITE proxy card, which includes our two new nominees. (If you inadvertently returned a Blue proxy card or voting instruction form, you can always cancel that vote by simply submitting a later-dated vote using a New WHITE proxy card or voting instruction form.)

VOTE NOW

Check the materials you will receive from Arconic for detailed voting instructions. The Annual Meeting of Shareholders will be held Thursday, May 25, 2017 at 9:00AM EDT at The Performing Arts Center–Purchase College, SUNY-Purchase, NY

Questions?

Need assistance?

Innisfree M&A Incorporated, toll free at 1-877-750-5836. Outside the U.S. or Canada please call 1-412-232-3651.

REMEMBER—EVERY VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN.

For full details, refer to Arconic’s Notice of 2017 Annual Meeting of Shareholder and Proxy Statement.

Forward–Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Non-GAAP Financial Measures

Some of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.

Important Additional Information

Arconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.

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Arconic Who We Are What We Do Join Us Investors News Contact | Message to Shareholders Proxy Nominees Vote Get the Facts Hear from Others Contact

2017 Annual Meeting Nominees James “Jim” F. Albaugh

James “Jim” F. Albaugh

James “Jim” F. Albaugh

Age: 66

Other Current Public Directorships: American Airlines Group Inc., Harris Corporation

Career Highlights and Qualifications: Mr. Albaugh was President and Chief Executive Officer of The Boeing Company’s (“Boeing”) Commercial Airplanes business unit from September 2009 through October 2012. Prior to holding that position, Mr. Albaugh was President and Chief Executive Officer of Boeing’s Integrated Defense Systems business unit from July 2002 to September 2009. He joined Boeing in 1975 and held various other executive positions prior to July 2002, including President and Chief Executive of Space and Communications and President of Space Transportation. Mr. Albaugh was a member of Boeing’s Executive Council from 1998 through 2012. In addition, he has been a senior advisor to Perella Weinberg Partners, a global advisory and asset management firm since September 2016. Previously, Mr. Albaugh was a senior advisor to The Blackstone Group L.P. from December 2012 until July 2016.

Previous Directorships: Mr. Albaugh served as a director of B/E Aerospace, Inc. from 2014 until its acquisition by Rockwell Collins, Inc. in April 2017. Mr. Albaugh also served as a director of TRW Automotive Holdings Corp. from 2006 until its acquisition by ZF Friedrichshafen AG in 2015.

Attributes and Skills: Mr. Albaugh’s executive leadership experience in the aerospace and airline industry, including his experience with complex systems, contracts and governmental oversight, as well as his accounting and financial literacy and public company board and corporate governance experience, make him qualified to serve as a member of the Board.

Who We Are

Engineered Products and Solutions

Global Rolled Products

Transportation and Construction Solutions

Leadership

Innovation

How We Work

What We Do

Aerospace

Automotive

Building and Construction

Commercial Transportation

Industrial Solutions

Energy

Defense and Space

Product Catalog

Investors

Stock Information

Dividend History

Events and Presentations

Earnings

Financial Releases

Corporate Governance

SEC Filings

Shareholder Services

Contact Investor Relations

Join Us

News

Contact

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ARCONIC
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2017 Annual Meeting / Nominees / General Janet C. Wolfenbarger

General Janet C. Wolfenbarger



Age: 58

Other Current Public Directorships: AECOM

Career Highlights and Qualifications: General Wolfenbarger has served as a 35-year veteran of the Air Force and was the Air Force's first female four-star general, where she commanded the Air Force Materiel Command (AFMC) at Wright-Patterson Air Force Base in Ohio from 2012 until her retirement on July 1, 2015. General Wolfenbarger also served as the military deputy to the Assistant Secretary of the Air Force for Acquisition and as the Services Director of the Acquisition Center of Excellence at the Pentagon. General Wolfenbarger also directed the B-2 System Program Office and commanded the C-17 Systems Group for the Aeronautical Systems Center at Wright-Patterson. After her retirement, General Wolfenbarger was selected to serve as the Chair of the Defense Advisory Committee on Women in the Services (DACOWITS).

Other Current Affiliations: General Wolfenbarger is a retired United States Air Force four-star general.

Previous Directorships: General Wolfenbarger was nominated as a director of Precision Cast Parts Corp. ("PCC") in July 2015 but withdrew her candidacy due to the announcement of PCC's acquisition by Berkshire Hathaway Inc. in August 2015.

Attributes and Skills: General Wolfenbarger brings to the Board a distinguished career serving as a pioneer and senior leader in the military as well as significant international experience. She has unparalleled experience with the procurement, science and technology, test and evaluation, logistics, supply chain, and operations of the U.S. military and in particular the Air Force, one of the Company's most important customers in the aerospace market.

Who We Are
Engineered Products and Solutions
Global Rolled Products
Transportation and Construction Solutions
Leadership
Innovation
How We Work

What We Do
Aerospace
Automotive
Building and Construction
Commercial Transportation
Industrial Solutions
Energy
Defense and Space
Product Catalog

Investors
Stock Information
Dividend History
Events and Presentations
Earnings
Financial Releases
Corporate Governance
SEC Filings
Shareholder Services
Contact Investor Relations

Join Us
News
Contact

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Copyright © 2017 Arconic

Arconic Who We Are What We Do Join Us Investors News Contact | Message to Shareholders Proxy Nominees Vote Get the Facts Hear from Others Contact

Hear from OthersHear from Others

2017 Annual Meeting Hear from Others

“Elliott would like to commend the Board and management team for the significant steps taken to build a better Alcoa Inc. and maximize value for shareholders.”

Elliott Presentation to Alcoa | November 9, 2015

“Auto was really terrific, aerospace was really terrific, this will turn out to be a great aerospace play .. . . . The company is really set up for a couple of great years. “

Jim Cramer on Arconic’s First Quarter Results | CNBC Squawk on the Street, April 26, 2017

“Arconic, the specialised metals company under siege by activist investor Elliott Management, has reported first-quarter earnings and revenues that are significantly higher than analysts’ expectations, helping support its defence against pressure for an overhaul of its board.”

Ed Crooks | Financial Times, April 25, 2017

“Elliott “comps” ARNC’s EPS segment margin vs. PCP’s EBITDA margin during 2008-2015, a period during which PCP was over-earning relative to what current and future conditions would allow. In effect, the benchmark that Elliott cites is an unrealistic bar”

Cowen & Co. | March 29, 2017

“Arconic Inc. posted first-quarter earnings that exceeded analysts’ expectations, providing ... fresh ammunition to defend against Elliott Management Corp.’s proxy campaign to replace four directors.”

Jack Kaskey | Bloomberg, April 25, 2017

“Alcoa has gone from being an inert, bloated, expensive commodity producer, to a relatively inexpensive efficient maker of aluminum and a hothouse of organic growth ideas to solve unmet needs, especially in the automobile and aerospace industries.”

Jim Cramer | CNBC, April 15, 2015

“Investments in technology and rate readiness are more important than ever within the supply chains of our growing aviation industry. GE supports…the Arconic commitment to those priorities and the long-term future of our industry.”

David Joyce | Vice Chair, GE President & CEO, GE Aviation, February 2017

“For us to succeed, supply chain advancements in metallurgy and advanced manufacturing are fundamental… Arconic has built up significant materials science, precision manufacturing, and additive manufacturing expertise…and has become a key partner to Airbus for new technologies.“

Tom Enders | Chief Executive Officer, Airbus Group, March 2017

“…we need our top-tier suppliers operating as true business and industry partners… [Arconic has] improved our business relationship by focusing in the right areas, increasing our collective competitiveness and delivering innovation and greater value to the customers we serve together in global markets.”

Dennis Muilenburg | Chairman, President & CEO, The Boeing Company, March 2017

“UTC supports…Arconic management as they remain focused on the investments that will secure sustainable, long-term growth for UTC, for Arconic, and for our entire industry.”

Gregory Hayes | Chairman, President & CEO, United Technologies Corp., March 2017

“Submitting to the demands of these hedge funds, whose interests likely focus on their short-term returns as opposed to the long-term needs of the business, poses too great a risk for Arconic’s employees and other stakeholders, as well as for communities in which Arconic operates.”

United Steelworkers/Workers Uniting | February 10, 2017

“Arconic has emerged as a critical player on aerospace, naval and ground systems, relied upon by OEMs and the government for innovative technologies and products that redefine what is possible in terms of performance and weight and cost reduction. …continuing to invest in R&D to maintain Arconic’s technical leadership is key to growth in the face of stiff competition.”

William Cohen | Former U.S. Secretary of Defense, March 2017

…some aspects of Elliott’s letter [were] “pretty juvenile and petty.”

Carol Levenson | Gimme Credit, February 6, 2017

“We believe Arconic has the industry leading position in downstream aerospace and has signed over $12 billion in new aerospace contracts over the past 18 months…We believe EBITDA targets provided by ARNC are very achievable in 2017.”

Curt Woodworth| Credit Suisse, December 12, 2016

“The USW opposes efforts by hedge fund Elliott Management to select the next CEO and nominate four new individuals to the Arconic board,” said Leo W. Gerard, USW International President. ...Elliott has shown no long-term commitment to ownership in Arconic. It is simply seeking to engineer a short-term price increase at the long-term expense of the company, its other shareholders and its employees.

The United Steelworkers (USW) | May 3, 2017

“Over the last several years, AA has made a considerable effort to grow its downstream businesses, particularly those exposed to the aerospace market, through both acquisitions and market share gains. At the same time Alcoa has been executing a strategy of rationalization of its upstream cost structure.”

Michael Gambardella| J.P. Morgan, September 28, 2016

“Elliott’s cost forecasts oversimplify Arconic’s diverse set of business lines, expenses and end markets.”

John Tumazos| Very Independent Research LLC, February 7, 2017

Permission to use some quotations neither sought nor obtained.

Vote the White Card

Keep Arconic Strong. Vote the White Proxy Card: the Right Board, the Right Leadership and the Right Strategy.

Forward–Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Non-GAAP Financial Measures

Some of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.

Important Additional Information

Arconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.

Who We Are Engineered Products and Solutions Global Rolled Products Transportation and Construction Solutions Leadership

Innovation How We Work What We Do Aerospace Automotive Building and Construction Commercial Transportation

Industrial Solutions

Energy

Defense and Space

Product Catalog

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Get the FactsGet the Facts

2017 Annual Meeting Get the Facts

LETTERS AND PRESS RELEASES PRESENTATIONS AND FACT SHEETS NEWS

Strong First Full Quarter As New Independent Company

Arconic Is On The Right Track4.5% Revenue Increase$61 Million Net Cost Savings1Q 2017

Elliott is Seeking Extraordinary Influence Through Questionable Tactics

Attempting to hand-pick ArconicRejected settlement after previously agreeing on terms—twiceSeeking to designate a new Operations CommitteeRejected offer for two of its nominees to join the Board

To Our Customers, We are Mission Critical

AirbusBoeingUTCGE

The Facts are Clear: Arconic's Track Record is Strong

MARGINS MORE THAN DOUBLED
2008-2016[1]

$13 BILLION IN NEW AEROSPACE CONTRACTS
since 2015

INDUSTRY LEADERSHIP
~80% of 2016 revenue from #1 or #2 market positions

FORTUNE MOST ADMIRED METALS COMPANY
since 2012

1Q17 EARNINGS
Arconic's First Quarter Earnings as a Standalone Company Show We Are on the Right Track.

NEW & INDEPENDENT BOARD
Our proposed Board includes **nine** directors who will have joined in just the last 16 months, making it one of the shortest tenured Boards in the S&P 500.

[1]Based on combined segment adjusted EBITDA margin. Reconciliations of non-GAAP financial measures are included in an attachment to this communication

Defined Plan for Value Creation

Over the Next Three Years Arconic Plans to:

Grow revenue
7-8% per year[1]

Increase profitability
by expanding margins from 16.6% to ~19%[2]

Reduce Debt
by $1 billion in 2017

Double Free Cash Flow
from ~$350 million to ~$700 million

[1]Compounded annual growth rate from year end 2017 to year end 2019
[2]Adjusted combined segment EBITDA margin expansion 2016A – 2019.

Cutting-Edge Innovation

Investing in R&D for a healthy pipeline of technology to create a successful future



Arconic is capable of producing over 90% of structural and rotating parts in aero engines.



Arconic invented more than 90% of all aluminum alloys that have flown.



47% lighter than steel equivalent, Arconic's Ultra ONE™ with MagnaForce™ alloy wheel is the world's lightest heavy duty truck wheel.



Today, one out of three aluminum doors in North America are Arconic's Kawneer brand.

ARCONIC BALLOT

VOTE WHITE PROXY CARD

Keep Arconic Strong. Vote the White Proxy Card: the Right Board, the Right Leadership and the Right Strategy.

Letters and Press Releases

May 4, 2017

Arconic Adds Two Exceptional Director Candidates to Company Slate, Bringing Valuable Aerospace Expertise

May 4, 2017

Arconic’s Board of Directors Urges Shareholders to Choose Strong Arconic Governance over Questionable Elliott Tactics

April 24, 2017

Arconic Postpones Annual Meeting; Is Willing to Nominate Two Elliott Director Nominees to Resolve Proxy Contest

April 17, 2017

Arconic Announces Leadership Change

April 11, 2017

Arconic Urges Shareholders to Ask Elliott Important Questions

April 10, 2017

Customers Endorse Arconic Management, Strategy

April 5, 2017

Arconic Board Issues New Letter to Shareholders

March 27, 2017

Arconic Highlights Board Strength, Management’s Record of Execution and Elliott Management’s Misunderstanding of Arconic’s Business

March 24, 2017

Arconic Board Affirms: Company has Right Leadership, Right Strategy to Deliver Shareholder Value

March 17, 2017

Letter to Shareholders: Protect the Value of Your Investment

March 13, 2017

Arconic Files Definitive Proxy Materials, Issues Open Letter to Shareholders: Vote the WHITE Proxy Card

March 2, 2017

Independent Directors of Arconic Board Publish New Letter to Shareholders

March 2, 2017

Arconic Announces Appointment of David P. Hess to Board of Directors

February 7, 2017

Arconic Comments on Elliott Management’s Multiple Restatements of its Own Financial Analysis

February 6, 2017

Independent Directors of Arconic Board Publish Letter to Shareholders

January 31, 2017

The 12 Independent Directors of Arconic – Three of Whom Were Nominated by Elliott – Support Arconic Management and Klaus Kleinfeld as Chairman and CEO

Presentations and Fact Sheets

May 4, 2017

Arconic’s Board Has Deep Experience and Is Focused on Creating Shareholder Value

Arconic’s Board Has Deep Experience and Is Focused on Creating Shareholder Value

New Presentation for Arconic Investors

May 4, 2017

New Presentation for Arconic Investors

Key Arconic Customers – Airbus, Boeing, United Technologies and GE Aviation—Endorse Company Management Team and Strategy

April 10, 2017

Key Arconic Customers – Airbus, Boeing, United Technologies and GE Aviation—Endorse Company Management Team and Strategy

The Facts: Arconic Leadership Has Delivered $8B in Shareholder Wealth Over the Last 8 Years1

April 5, 2017

The Facts: Arconic Leadership Has Delivered $8B in Shareholder Wealth Over the Last 8 Years1

Keep Arconic Strong. Protect the Value of Your Investment.

March 31, 2017

Keep Arconic Strong.

Protect the Value of Your Investment.

Driving Value Through Focused Execution and Innovation

March 27, 2017

Driving Value Through Focused Execution and Innovation

Infographic

February 6, 2017

Arconic Information

News

From Weeks to Days, Our 3D Printing Tech Keeps Our Customers on the Cutting Edge

April 11, 2017

CNBC: 3D Printing Keeps Customers on the Cutting Edge

Nightly Business Report: Manufacturing Advances Cut Time and Costs

April 11, 2017

Nightly Business Report: Additive Manufacturing Cuts Time and Costs

(advance to 19:50)

Forward–Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Non-GAAP Financial Measures

Some of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.

Important Additional Information

Arconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.

Who We Are

Engineered Products and Solutions

Global Rolled Products

Transportation and Construction Solutions

Leadership

Innovation

How We Work

What We Do

Aerospace

Automotive

Building and Construction

Commercial Transportation

Industrial Solutions

Energy

Defense and Space

Product Catalog

Investors

Stock Information

Dividend History

Events and Presentations

Earnings

Financial Releases

Corporate Governance

SEC Filings

Shareholder Services

Contact Investor Relations

Join Us

News

Contact

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Arconic Who We Are What We Do Join Us Investors News Contact | Message to Shareholders Proxy Nominees Vote Get the Facts Hear from Others Contact

Board NomineesBoard Nominees

2017 Annual Meeting Nominees

Arconic’s Director Nominees Provide Fresh Perspectives, Critical Skills and Relevant Expertise

Our director candidates are all accomplished professionals who will help guide Arconic as it recruits a permanent Chief Executive Officer and builds upon its strong first quarter 2017 financial results. Three of our nominees are current Board members (none having served for more than 16 months), and two are entirely new nominees who have not yet served on Arconic’s Board.

Together, these five nominees bring decades of experience in aerospace and defense, and share an unwavering dedication to shareholder interests. We hope you will join us in voting for them.

Vote for Arconic’s director nominees and governance proposals on the WHITE proxy card.

Vote the White Card

James Albaugh

James “Jim” F. Albaugh

New Nominee

Internationally recognized aerospace executive who was the President and Chief Executive Officer of Boeing Commercial Airplanes until his retirement in 2012

Chairman of the National Aeronautic Association, past Chairman of the Aerospace Industries Association and serves on the Boards of American Airlines and Harris Corporation

Full Biography

Amy Alving

Amy E. Alving

Joined November 2016

Technology leader whose career spans business, government, cybersecurity, defense and academia

Former CTO of Science Applications International Corporation (SAIC), one of the largest U.S. defense contractors; Former Director, Special Projects Office at DARPA, a highly respected agency of the U.S. Department of Defense responsible for the development of emerging technologies for use by the military

Full Biography

David Hess

David P. Hess

Joined March 2017; Appointed Interim CEO April 2017

Numerous leadership roles over a nearly 40-year career with aerospace and defense companies

Former EVP and Chief Customer Officer for Aerospace at United Technologies Corp.; Former President of Pratt & Whitney

Full Biography

Ulrich Schmidt

Ulrich R. Schmidt

Joined February 2016 following nomination by Elliott Management

Background of over 22 years in the aerospace industry, plus financial management and strategic planning experience as an executive and director

Former EVP and CFO of Spirit Aerosystems Holdings, Inc.; Former EVP and CFO of Goodrich Corporation; Former Director of aerospace supplier Precision Castparts Corporation

Full Biography

General Janet Wolfenbarger

General Janet C. Wolfenbarger

New Nominee

Retired Four-Star General who was responsible for procurement, science and technology, test and evaluation, logistics and supply chain for the U.S. Air Force, where she oversaw an approximately $60 billion annual budget, including a large portion of the $1 billion of business that Arconic does in the defense industry; first female Four-Star General in Air Force history

Background of 35 years as a commissioned officer in the U.S. Air Force with a Master’s degree in Aeronautics and Astronautics from the Massachusetts Institute of Technology

Full Biography

Vote the White Card

Keep Arconic Strong. Vote the White Proxy Card: the Right Board, the Right Leadership and the Right Strategy.

Forward–Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Non-GAAP Financial Measures

Some of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.

Important Additional Information

Arconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.

Who We Are

Engineered Products and Solutions

Global Rolled Products

Transportation and Construction Solutions

Leadership

Innovation

How We Work

What We Do

Aerospace

Automotive

Building and Construction

Commercial Transportation

Industrial Solutions

Energy

Defense and Space

Product Catalog

Investors

Stock Information

Dividend History

Events and Presentations

Earnings

Financial Releases

Corporate Governance

SEC Filings

Shareholder Services

Contact Investor Relations

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Arconic Who We Are What We Do Join Us Investors News Contact | Message to Shareholders Proxy Nominees Vote Get the Facts Hear from Others Contact

2017 Proxy StatementProxy Statement

2017 Annual Meeting Proxy

Annual Meeting: Thursday, May 25, 2017 at 9:00AM EDT

The Performing Arts Center–Purchase College, SUNY-Purchase, NY

Proxy Statement

Supplement

Meet our Nominees

Annual Report

Highlights

More

Information

Vote the White Card

Keep Arconic Strong. Vote the White Proxy Card: the Right Board, the Right Leadership and the Right Strategy.

Proposals:

1

Election of Directors

2

Appointment of Independent Registered Public Accounting Firm

3

Advisory Vote to Approve Executive Compensation

4

Advisory Vote to Approve Frequency of Vote on Executive Compensation

5

Eliminate Supermajority Voting: Fair Price Protection

6

Eliminate Supermajority Voting: Director Elections

7

Eliminate Supermajority Voting: Removal of Directors

8

Eliminate the Classification of the Board of Directors

9

Shareholder Proposal: Elimination of Supermajority Provisions

Forward–Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Non-GAAP Financial Measures

Some of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.

Important Additional Information

Arconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.

Who We Are

Engineered Products and Solutions

Global Rolled Products

Transportation and Construction Solutions

Leadership

Innovation

How We Work

What We Do

Aerospace

Automotive

Building and Construction

Commercial Transportation

Industrial Solutions

Energy

Defense and Space

Product Catalog

Investors

Stock Information

Dividend History

Events and Presentations

Earnings

Financial Releases

Corporate Governance

SEC Filings

Shareholder Services

Contact Investor Relations

Join Us

News

Contact

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